Exhibit 10.1

Eloqua Limited
a Delaware corporation
2006 STOCK OPTION PLAN
July 21, 2006

ELOQUA LIMITED
2006 Stock Option Plan
ARTICLE I
Purpose
     The purpose of the Eloqua Limited 2006 STOCK OPTION PLAN (the “Plan”), is (i) to further the growth and success of Eloqua Limited, a Delaware corporation (the “Company”), its Subsidiaries and Affiliated Entities by enabling Employees and Non-employee Directors of, and consultants and service providers to, the Company or any of its Subsidiaries or Affiliated Entities to acquire shares of the Company’s Common Stock thereby increasing their personal interest in such growth and success, and (ii) to provide a means of rewarding outstanding performance by such persons to the Company and/or its Subsidiaries and/or its Affiliated Entities. Options granted under the Plan (the “Options”) may be either “incentive stock options”, intended to qualify as such under the provisions of Section 422 of the United States Internal Revenue Code of 1986, as amended, or “non-qualified stock options.” In this Plan, the terms “Parent” and “Subsidiary” mean “Parent Corporation” and “Subsidiary Corporation,” respectively, as such terms are defined in Sections 424(e) and (f) of the Code. Unless the context otherwise requires, any Incentive Stock Option or Nonqualified Stock Option is referred to in this Plan as an “Option.”
ARTICLE II
Definitions
     The following words and terms as used herein shall have the meaning set forth therefor in this Article II, unless a different meaning is clearly required by the context. Whenever appropriate, words used in the singular shall be deemed to include the plural and vice versa, and the masculine gender shall be deemed to include the feminine gender.
     2.1 Affiliated Entity shall mean Eloqua Corporation, a Canadian corporation, and any person or company that is considered to be affiliated entity of the Company within the meaning of the Ontario Rule.
     2.2 associate shall have the meaning set forth in Section 1(1) of the Securities Act (Ontario).
     2.3 Board shall mean the Board of Directors of the Company.
     2.4 Code shall mean the U.S. Internal Revenue Code of 1986, as now in effect or as hereafter amended.

     2.5 Committee shall mean the Compensation Committee appointed by the Board in accordance with the provisions of Article IV to administer the Plan.
     2.6 Common Stock shall mean the shares of standard common stock, $0.0001 par value, of the Company, and any other securities of the Company to the extent provided in Article VIII.
     2.7 Company shall mean Eloqua Limited, a Delaware corporation, and any successor to it.
     2.8 Director shall mean a member of the Board or the board of directors of any Subsidiary or Affiliated Entity.
     2.9 Disability shall have the meaning set forth in Section 22(e)(3) of the Code, as that section may be amended from time to time. The determination under the Plan that a Grantee’s employment, consulting or other service relationship with the Company terminated as a result of Disability shall not be construed as an admission by the Company of the Disability of the Grantee for any other purpose.
     2.10 Disqualifying Disposition shall have the meaning set forth in Article XVII hereof.
     2.11 Employee shall mean: (i) for the purpose of grants of Options to persons other than residents of Ontario, any individual employed by, and receiving compensation from, the Company or any Subsidiary, and (ii) for the purpose of grants of Options to residents of Ontario, any individual employed by, and receiving compensation from, the Company, any Subsidiary or any Affiliated Entity.
     2.12 Executive shall have the meaning ascribed to the term “executive” in the Ontario Rule.
     2.13 Exercise Notice shall have the meaning set forth in Section 7.5 hereof.
     2.14 Fair Market Value shall have the meaning set forth in Section 7.2 herein.
     2.15 Grantee or Optionee shall mean an Employee, Non-employee Director, consultant or other person who provides services to the Company, a Subsidiary or an Affiliated Entity, and who is granted an Option by the Committee under this Plan.
     2.16 Immediate Family shall mean a spouse, lineal descendent or antecedent, father, mother, brother or sister.
     2.17 Incentive Plan shall mean: (i) a compensation or incentive arrangement for an executive, or (ii) a plan providing for compensation or incentive arrangements for executives.
     2.18 Incentive Stock Option shall mean any Option designated as an “incentive stock option” within the meaning of Code Section 422.

     2.19 Non-employee Director shall have the meaning set forth in Rule 16b-3 promulgated by the Securities and Exchange Commission (the “Commission”) under the Securities Exchange Act of 1934 (“Exchange Act”), as such rule may be amended from time to time, or any successor definition adopted by the Commission.
     2.20 Nonqualified Stock Option or Nonstatutory Stock Option shall mean any Option that is not an Incentive Stock Option, including any Option that provides at the time of grant that it will not be treated as an Incentive Stock Option.
     2.21 Officer shall mean a person who is an officer of the Company or a Subsidiary within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
     2.22 Ontario Rule means National Instrument 45-106 (Prospectus and Registration Exemptions), as amended from time to time, and any successor instrument thereto.
     2.23 Option shall mean both an Incentive Stock Option and a Nonqualified Stock Option.
     2.24 Option Agreement shall mean a written agreement evidencing the right to purchase shares of Common Stock pursuant to the terms of this Plan, which agreement shall be substantially in the form described in Article VII.
     2.25 Outstanding Issue shall mean the number of shares of Common Stock outstanding, plus the number of shares of Common Stock then issuable on the conversion of any of the preferred stock of the Company.
     2.26 Plan shall mean the Eloqua Limited 2006 Stock Option Plan, as set forth herein and as amended from time to time.
     2.27 Related Person shall have the meaning ascribed to the term “related person” in the Ontario Rule.
     2.28 Securities Act means the U.S. Securities Act of 1933, as amended from time to time.
     2.29 Securities Act (Ontario) shall mean the Securities Act (Ontario), as amended from time to time.
     2.30 Service(s) shall mean the provision of services to the Company or any Subsidiary or Affiliated Entity by any person who is (i) an Employee, (ii) a Non-employee Director, or (iii) a consultant or other service provider to the Company, any Subsidiary or any Affiliated Entity.
     2.31 Shares shall have the meaning set forth in Section 3.1 hereof.

     2.32 Termination For Cause shall mean, with respect to the termination by the Company, a Subsidiary or an Affiliated Entity of the Grantee’s Service, that such termination is for “Cause” as such term is expressly defined in a then-effective written agreement between the Grantee and the Company or such Subsidiary or Affiliated Entity, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Board, the Grantee’s: (i) refusal or failure to act in accordance with any specific, lawful direction or order of the Company, a Subsidiary or Affiliated Entity; (ii) unfitness or unavailability for service or unsatisfactory performance (other than as a result of Disability); (iii) performance of any act or failure to perform any act in bad faith and to the detriment of the Company, a Subsidiary or Affiliated Entity; (iv) dishonesty, intentional misconduct or material breach of any agreement with the Company, a Subsidiary or Affiliated Entity; (v) commission of a crime involving dishonesty, moral turpitude, breach of trust, or physical or emotional harm to any person; (vi) gross negligence, fraud, breach of fiduciary duty to the Company, a Subsidiary or Affiliated Entity; (vii) violation of U.S. federal or state securities laws or applicable Canadian and/or provincial securities laws or (viii) any other action constituting “Cause” under applicable law.
     2.33 Transaction means the dissolution or liquidation of the Company, or upon any reorganization, merger or consolidation of the Company with one or more corporations where the Company is the surviving corporation and the stockholders of the Company immediately prior to such transaction do not own a majority of the Company’s outstanding voting power immediately after such transaction, or upon any reorganization, merger or consolidation of the Company with one or more corporations where the Company is not the surviving corporation and the stockholders of the Company immediately prior to such transaction do not own a majority of the outstanding voting power of the successor entity immediately after such transaction, or upon a sale of substantially all of the assets or a majority or more of the then outstanding Shares to another unrelated corporation or entity.
     2.34 U.S. shall mean the United States of America.
     2.35 Vesting Commencement Date shall have the meaning set forth in Section 4.3 hereof.
     2.36 Vesting Schedule shall have the meaning set forth in Section 4.3 hereof.
ARTICLE III
Shares Subject to Plan
     3.1 Number of Shares Available. The total number of shares of Common Stock (“Shares”) which are available for granting Options hereunder shall be 11,704,350 common shares (subject to adjustment as provided below in Section 3.3 and in Articles VIII and IX hereof).
     3.2 Source of Shares. The Shares issued upon the exercise of an Option shall be made available, in the discretion of the Board, either from the authorized but unissued Shares or from any outstanding Shares which have been reacquired by the Company.

     3.3 Shares Subject to Expired Options. In the event that any Option expires or otherwise terminates for any reason (whether such Option is vested or non-vested at the time of termination), without having been exercised in full, the unpurchased Shares subject to that Option shall once again become available for the granting of Options.
ARTICLE IV
Administration
     4.1 Committee to Administer Plan. The Board may delegate control and management of the operations of the Plan to the Committee, which delegation may be on either an exclusive or a non-exclusive basis in the discretion of the Board. The Board may, however, at any time or times either (i) terminate any such delegation of authority and assume the control and management of the Plan, or (ii) having terminated such a delegation of authority may again delegate the control and management of the Plan to the Committee. In the event that and for so long as this Plan is controlled and managed by the Board, the terms and provisions of this Plan, other than Sections 2.3, 2.5, 4.1 and 4.2, shall be applied by substituting the term “Board” for “Committee” therein.
     4.2 Appointment of a Committee. In the event that the Board appoints a Committee, subject to any Investors Rights Agreement of the Company or its subsidiary, as may be amended from time to time: (i) the Committee shall be composed solely of two (2) or more Directors, provided, however, at least one (1) such Director shall be a Non-employee Director; however, if the Plan is required to comply with Rule 16b-3 of the Exchange Act in order to permit Officers and Directors of the Company to be exempt from the provisions of Section 16(b) of the Exchange Act with respect to transactions effected pursuant to the Plan, the Committee shall be composed solely of two or more Non-employee Directors; (ii) all vacancies occurring on the Committee shall be filled by appointment of the Board; (iii) the members of the Committee shall serve at the pleasure of the Board; (iv) the Committee shall adopt such rules and regulations as it shall deem appropriate concerning the holding of meetings and the administration of the Plan; and (v) the entire Committee shall constitute a quorum and the actions of the entire Committee present at a meeting, or actions approved in writing by the entire Committee, shall be the actions of the Committee.
     4.3 Determinations to be Made by the Committee. Subject to the provisions of this Plan, the Committee shall have the exclusive discretion to determine: (i) the Grantees; (ii) the number of Shares subject to an Option issued to a particular Grantee; (iii) the date or dates upon which an Option may be exercised or is granted (the “Date of Grant”); (iv) the method of payment by the Grantee for the Shares; (v) such other terms to which an Option is subject (including the manner in which it vests); (vi) whether or to what extent an unvested Option may be exercised; (vii) the form of any Option Agreements; and (viii) whether the Option is an Incentive Stock Option or a Nonqualified Stock Option. In determining the amount and terms of Options granted under the Plan, the Committee shall review performance measures which shall influence the number of Options granted and the vesting of such Options. Unless otherwise determined by the Committee, Options issued under the Plan shall vest as follows (the “Vesting

Schedule”): (i) 25% on the first anniversary of the date on which, in the determination of the Committee, vesting commences for the applicable grant, as set forth in the Grantee’s Notice of Stock Option Grant (the “Vesting Commencement Date”); and (ii) thereafter, in thirty-six (36) successive equal monthly installments upon completion of each of the next thirty-six (36) months. Notwithstanding the foregoing, the Committee is authorized in its sole and absolute discretion to provide, at any time, for the immediate acceleration of all or any portion of a Grantee’s unvested Options.
     4.4 Interpretation of Plan. The Committee shall interpret the Plan and from time to time may adopt such rules and regulations for carrying out the terms and purposes of the Plan and may take such other actions in the administration of the Plan as it deems advisable. The interpretation and construction by the Committee of any provisions of this Plan, any Option Agreement or any Exercise Notice and the determination of any question arising under this Plan, any such rule or regulation, or any Option Agreement or Exercise Notice shall be final and binding on all persons interested in the Plan.
     4.5 Limited Liability. Neither the Board nor any member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan.
ARTICLE V
Eligibility
     5.1 General. Options may be granted under the Plan only to persons who are (i) Employees or to persons who have entered into written agreements to become an Employee on the Date of Grant, or (ii) Non-employee Directors, or (iii) consultants or other service providers to the Company or any of its Subsidiaries or Affiliated Entities. Notwithstanding anything to the contrary stated herein, Options may be granted to a consultant who is a resident in the Province of Ontario only if such consultant is a bona fide “consultant” as such term is defined in the Ontario Rule. Options granted to an Employee who is not a resident of the U.S. on the Date of Grant, Non-employee Directors, consultants, persons not yet Employees and other service providers shall be Nonqualified Stock Options. Options granted to an Employee who is a resident of the U.S. on the Date of Grant shall be, in the discretion of the Committee, either Incentive Stock Options or Nonqualified Stock Options on the Date of Grant.

     5.2 Exceptions. Notwithstanding anything contained in Article V and this Plan to the contrary, no Option may be granted under the Plan to any person who owns, directly or indirectly (within the meaning of Sections 422(b)(6) and 424(d) of the Code), stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Parent, if any, or any of its Subsidiaries, unless (a) the Option Price (as defined in Section 7.2 hereof) of the Shares subject to such Option is fixed at not less than 110% of the Fair Market Value on the Date of Grant (as determined in accordance with Section 7.2 hereof) of such Shares;
ARTICLE VI
Annual Limitation on Value of Incentive Stock Options
     To the extent that the aggregate Fair Market Value of the Shares (determined at the time the Incentive Stock Option is granted) with respect to which Incentive Stock Options are exercisable for the first time in any calendar year, together with options granted under all other incentive stock option plans of the Company, any Subsidiary or any Affiliated Entity exceeds One Hundred Thousand Dollars ($(US)100,000) for any one Grantee, such Options shall be treated as Nonqualified Stock Options.
ARTICLE VII
Terms and Conditions of Options
     7.1 Designation and Option Agreement. Each Option granted under the Plan shall be designated as an Incentive Stock Option or a Nonqualified Stock Option and shall be subject to the terms and conditions applicable to Incentive Stock Options and/or Nonqualified Stock Options (as the case may be) set forth in the Plan. In addition, each Option shall be evidenced by an option agreement in substantially the form of Exhibit A attached hereto and a Notice of Stock Option Grant in substantially the form of Exhibit B attached hereto (collectively, the “Option Agreement”) with such changes thereto as are consistent with the Plan as the Committee shall deem appropriate, and shall provide in substance as follows:
     7.2 Number of Shares and Purchase Price; Section 409A Matters. Each Option Agreement shall specify the number of Shares covered by such Option and the purchase price per share (the “Option Price”). The Option Price at which each Share may be purchased shall be no less than the Fair Market Value of the Shares on the date of the grant (as determined in accordance with this Article VII); provided, that the Option Price shall comply with Section 5.2. herein. The Board and the Committee shall endeavor in good faith to assure that that the terms of any Options shall be such that the employee to whom such Options are awarded shall not be subject to the tax or interest charges imposed by Section 409A(a)(1) of the Code.
     Subject to the requirements of Section 422 of the Code regarding Incentive Stock Options, for purposes of the Plan, the “Fair Market Value” of Shares shall be equal to:
          7.2.1 if such Shares are publicly traded, (x) the closing price on the business day immediately preceding the Date of Grant if any trades were made on such business day and such information is available, otherwise the average of the last bid and asked prices on the business day immediately preceding the Date of Grant, in the over-the-counter market as reported by the National Association of Securities Dealers Automated Quotations System (“NASDAQ”) or (y) if such Shares are then traded on a national securities exchange, the closing price on the business day immediately preceding the Date of Grant, if any trades were made on such business day and such information is available, otherwise the average of the high and low prices on the business day immediately preceding the Date of Grant, on the principal national securities exchange on which it is so traded; or
          7.2.2 if there is no public trading market for such Shares, the fair value of such Shares on the Date of Grant as reasonably determined in good faith by the Committee (with the consent of a majority of the Board) after taking into consideration factors which it deems appropriate, including, without limitation, recent sale and offer prices of such Shares in private transactions negotiated at arms’ length.
     Notwithstanding anything contained in the Plan to the contrary, all determinations pursuant to Article VII hereof shall be made without regard to any restriction other than a restriction which, by its terms, will never lapse.
     Subsequent to the Date of Grant of any Options, the Committee may, at its discretion and the prior approval of the Board, establish a new Option Price for such Options so as to increase (with the written consent of the Grantee) or decrease the Option Price of such Options. The Board and the Committee shall endeavour in good faith to assure that any increase or decrease of the Option Price of an Incentive Stock Option shall be done in a manner as not to subject the Grantee to the tax or interest charges imposed by Section 409A(a)(1) of the Code and, to the maximum extent possible, without disqualifying as an Incentive Stock Option any Option which so qualifies prior thereto.
     7.3 Non-Transferability of Options. Each Option Agreement shall provide that the Option granted therein shall be non-transferable and non-assignable by the Grantee except by will or by the laws of descent and distribution to Grantee’s Immediate Family. During the lifetime of the Grantee such Option may be exercised only by the Grantee or the Grantee’s legal representative.
     7.4 Maximum Term; Date of Exercise; Termination. Each Option Agreement shall set forth the period during which it may be exercised. Each Option granted under the Plan shall automatically terminate and shall become null and void and be of no further force or effect upon the first to occur of the following:
          7.4.1 the tenth (10th) anniversary of the Date of Grant or, in the case of any Option granted to a person described in Section 5.2, the fifth (5th) anniversary of the Date of Grant;
          7.4.2 within ninety (90) days after the date that Grantee’s Services terminate (other than as a result of death or permanent and total disability or a Termination For Cause);

          7.4.3 within 365 days after the date that the Grantee’s Services terminate, if such termination is due to the Grantee’s death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code);
          7.4.4 immediately upon Termination For Cause of Grantee’s Services; and
          7.4.5 simultaneously with the consummation of a sale of the Company if prior to such time the Grantee is given the opportunity to exercise all of his or her Options.
     Notwithstanding any other terms and provisions of this Plan or any Option Agreement, but subject to any acceleration provisions agreed to in writing between the Company and Grantee: (i) to the extent an Option is not vested at the date of termination of Service for any reason, the Option may not be exercised, and (ii) for the purposes of clause (i) of this paragraph and Section 7.4.2 of this Plan, the date of termination of Service shall be the date of actual notice of termination of Service as determined by the Company without reference to any period of notice of termination of employment to which the Grantee may be entitled at law or pursuant to any employment agreement.
     The Committee shall have the power to determine what constitutes a Termination For Cause for purposes of the Plan, and the date upon which such Termination For Cause shall occur. All such determinations shall be final and conclusive and binding upon the Grantee.
     Any Shares that are not acquired as a result of an Option expiring without being fully exercised shall be available for award by the Committee to another eligible person.
     7.5 Exercise of Options. Each Option Agreement shall provide that Options shall be exercised by delivering a written Exercise Notice and Stock Purchase Agreement to the Company (an “Exercise Notice”), in substantially the form of Exhibit C attached hereto. Each Exercise Notice shall state the number of Shares with respect to which the Option is being exercised and shall be signed by the person (or persons) exercising the Option and, in the event the Option is being exercised by any person other than the Grantee, shall be accompanied by proof, satisfactory to counsel for the Company, of the right of such person to exercise the Option. The Option Price for each Option shall be paid in full for the number of Shares specified in the notice. The method of payment for such Shares shall be determined by the Committee, as set forth more fully in the Option Agreement. In addition, in the event that the Option being exercised is a Nonqualified Stock Option, (i) cash, (ii) personal, certified or cashier’s check, or as otherwise determined by the Board, or (iii) wire transfer to the Company in full payment of the aggregate amount of any federal, state, provincial and/or local withholding taxes, if any, attributable to the transfer of stock pursuant to the exercise of the Option must accompany such notice.
     The “Date of Exercise” of an Option shall be the date on which written notice of exercise shall have been delivered to the Company, but the exercise of an Option shall not be effective until the person (or persons) exercising the Option shall have complied with all provisions of the Plan and the Option Agreement governing the exercise of the Option. The Company shall deliver as soon as practicable after receipt of notice and payment, certificates for the Shares subject to the Option. No one shall be deemed to be the holder of any Shares subject to an Option, or have any other rights as a stockholder, unless and until certificates for the Shares are issued to that person.
     7.6 Conditions on Right of Exercise. The Option Agreement may provide for such conditions on the right of exercise as the Committee, in its sole discretion, deems appropriate, which conditions may, without limitation, be based upon either (i) the completion of a further period of continued Service or (ii) the performance of the Company, of any Subsidiary or Affiliated Entity or of any division thereof, or of the Grantee. Subject to the applicable law, without limiting the foregoing, an Option Agreement may provide that the Committee may, in its sole discretion, terminate in whole or in part any portion of the Option which has not yet become exercisable if it determines that the Grantee is not satisfactorily performing his or her Service obligations. The Committee shall have the right at any time or times to waive any condition on the exercise of any Option whenever it deems such a waiver to be appropriate.
     7.7 Character of Option Granted. Each Option Agreement shall specifically provide whether the Option granted thereby is an Incentive Stock Option or a Nonqualified Stock Option.
     7.8 Other Provisions. The Option Agreement may include such other terms and conditions, not inconsistent with this Plan, as the Committee in its sole discretion shall determine.
ARTICLE VIII
Effect of Certain Changes
     8.1 Anti-Dilution. If there is any change in the number of Shares through the declaration of stock dividends or through a recapitalization which results in stock splits or reverse stock splits, or through the combination or reclassification of such Shares, the Board shall make corresponding adjustments to the number of Shares available for Options, the number of such Shares covered by outstanding Options, and the exercise price per share of such Options in order to appropriately reflect any increase or decrease in the number of issued Shares; provided, however, that any fractional Shares resulting from such adjustment shall be eliminated. Any determination made by the Board relating to such adjustments shall be final, binding and conclusive.
     8.2 Change in Par Value. In the event of a change in the Common Stock of the Company, as constituted as of the date of this Plan, which is limited to a change in all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.
     8.3 Mergers and Consolidations. Notwithstanding the other Sections of this Article VIII:

     (i) in the case of and subject to the consummation of a Transaction, the Plan and all Options issued hereunder shall terminate upon the effective time of any such Transaction unless provision is made in connection with the Transaction in the sole discretion of the parties thereto for the assumption or continuation by the successor entity of Options theretofore granted, or the substitution of such Options with new Options of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree;
     (ii) in the event of the termination of the Plan and all Options issued hereunder, each Holder of Options shall be permitted, within a specified period of time prior to the consummation of the Transaction as determined by the Committee, to exercise all such Options which are then exercisable or will become exercisable as of the effective time of the Transaction; provided however, that the exercise of Options not exercisable prior to the Transaction shall be subject to the consummation of the Transaction;
     (iii) notwithstanding anything to the contrary in Section 8.3(i), in the event of a Transaction pursuant to which holders of the Shares of the Company will receive upon consummation thereof a cash payment for each share surrendered in the Transaction, the Company shall have the right, but not the obligation, to make or provide for a cash payment to the grantees holding vested Options in exchange for the cancellation thereof, in an amount equal to the difference between (A) the value as determined by the Committee of the consideration payable per Share pursuant to the Transaction (the “Sale Price”) times the number of Shares subject to outstanding vested Options (to the extent then exercisable at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding vested Options.
     For purposes of applying Section 8.3: (A) the Sale Price of the Shares underlying the Options shall be determined as of the time of the Transaction; (B) the Incentive Stock Options shall be transformed, to the extent required, into Nonqualified Stock Options in reverse chronological order, such that the last-granted Incentive Stock Option shall be the first Option transformed into a Nonqualified Stock Option and the first granted Incentive Stock Option shall be the last Option so transformed; and (C) the terms and conditions of each Nonqualified Stock Option so created shall be identical, to the extent possible, in all respects to those of the Incentive Stock Option that it replaces including but not limited to the fact that it shall be immediately exercisable in full and shall remain exercisable until the time at which the Transaction becomes effective. In the event that Incentive Stock Options are transformed into Nonqualified Stock Options by operation of this Section 8.3, the Board may in its discretion issue replacement Option Agreements that reflect the adjusted number of Incentive Stock Options and Nonqualified Stock Options. The Company shall use its best efforts to give each Grantee written notice of any proposed Transaction at least fourteen (14) days prior to the effective date of any such Transaction. Any Option not exercised by the time the Transaction legally becomes effective shall thereupon terminate.

     8.4 Rights of Participants. Except as expressly provided in this Article VIII, the Grantee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option. The grant of an Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell or transfer all or part of its business or assets.
ARTICLE IX
Amendment
     9.1 Board Authority. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to Options at the time outstanding under the Plan unless the Grantee consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws and regulations.
     9.2 Additional Options. Options may be granted under the Plan in excess of the number of Options then available for grant under the Plan, provided any excess Options actually granted shall be held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of Options available for grant under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess grants are made, then all such escrowed Options so granted shall immediately terminate.
ARTICLE X
Issuance of Shares and Compliance with Securities Regulations
     The obligation of the Company to sell and deliver the Shares pursuant to Options granted under this Plan shall be subject to all applicable laws, regulations, rules and approvals, including, but not by way of limitation, the effectiveness of a registration statement under the Securities Act, if deemed necessary or appropriate by the Board to register the Shares under such Act.
ARTICLE XI
Application of Funds
     Any proceeds received by the Company as a result of the exercise of Options granted under the Plan may be used for any valid corporate purpose.

ARTICLE XII
Notice
     Any notice to the Company required under this Plan shall be in writing and shall either be delivered in person or sent by registered or certified mail, return receipt requested, postage prepaid, to the Company at its offices at c/o Eloqua Corporation, 553 Richmond Street West, Suite 214, Toronto, ON M5V 1Y6, Attention: Corporate Secretary.
ARTICLE XIII
Term of Plan
     The Plan shall terminate ten (10) years from the date upon which it is approved by the stockholders of the Company or adopted by the Board, whichever is earlier, or on such earlier date as may be determined by the Board. In any event, termination shall be deemed to be effective as of the close of business on the day of termination. No Options may be granted after such termination. Termination of the Plan, however, shall not affect the rights of Grantees under Options previously granted to them, and all unexpired Options shall continue in full force and operation after termination of the Plan until they lapse or terminate by their own terms and conditions.
ARTICLE XIV
No Contract of Employment
     Neither the adoption of this Plan nor the grant of any Option shall be deemed to obligate the Company, any Subsidiary or any Affiliated Entity to continue the employment of any Employee. No grant of any Option shall be construed as an inducement with respect to the continued employment of an Employee or Executive or the continued engagement of a consultant.
ARTICLE XV
Effectiveness of the Plan
     The Plan shall become effective upon adoption by the Board; provided, however, that the Plan shall be submitted for approval by the holders of a majority of the voting stock of the Company and for such other approval as required by applicable laws and regulations. In the event the stockholders shall fail to approve the Plan within 12 months before or after the Plan is adopted by the Board, it and all Options granted thereunder shall be and become null and void. Notwithstanding any other provision of the Plan to the contrary, no Options granted under the Plan may be exercised until after such stockholder approval.

ARTICLE XVI
Captions
     The use of captions in this Plan is for convenience. The captions are not intended to provide substantive rights.
ARTICLE XVII
Disqualifying Dispositions
     If securities acquired by exercise of an Incentive Stock Option granted under this Plan are disposed of within two (2) years following the Date of Grant of the Incentive Stock Option or one (1) year following the issuance of the securities to the Grantee (a “Disqualifying Disposition”), the holder of such securities shall, immediately prior to such Disqualifying Disposition, notify the Company in writing of the date and terms of such Disqualifying Disposition and provide such other information regarding the Disqualifying Disposition as the Company may reasonably require. Additionally, at the time of a Disqualifying Disposition, the Grantee shall remit to the Company in cash, personal, certified or cashier’s check, or wire transfer the amount of any applicable federal, state and local withholding taxes and employment taxes.
ARTICLE XVIII
Governing Law
     All questions concerning the construction, interpretation and validity of this Plan and the instruments evidencing the Options granted hereunder shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any jurisdiction other than the State of Delaware. In furtherance of the foregoing, the internal law of the State of Delaware will control the interpretation and construction of this Plan, even if under such jurisdiction’s choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

ARTICLE XIX
Financial Statements
     19.1 California Securities Law Requirements. The terms of this Article apply only to Options that would be subject to Section 25110 of the California Corporations Code (or any successor law) but for the exemption contained in Section 25102(o) of the California Corporation Code (or any successor law). For purposes of determining the applicability of the California securities law requirements contained in this Article, all Options shall be deemed granted in the state or province in which the Grantee is principally employed by the Company or any Parent, Subsidiary or Affiliated Entity (as determined by the employer’s records) on the Date of Grant. Except as modified by the provisions of this Article, all the other relevant provisions of the Plan shall be applicable to such Options. Options under the Plan to which the California securities law requirements of this Article do not apply shall not be subject to the terms of this Article.
          19.1.1 Financial Reports. The Company shall deliver a financial statement at least annually to each Grantee holding Options or Shares issued under the Plan, unless such Grantee is a key employee whose duties in connection with the Company assure such individual access to equivalent information.
Approved: July 21, 2006.

Schedule A
Eloqua Limited
2006 STOCK OPTION PLAN
OPTION AGREEMENT
1.	GRANT OF OPTION.
(a)	GENERAL TERMS. Eloqua Limited, a Delaware corporation (the “Company”), hereby grants to the Grantee named in the Notice of Stock Option Grant (the “Notice”) attached to this Agreement, an Option to purchase the total number of Shares set forth in the Notice, at the Option Price set forth in the Notice subject to the terms, definitions and provisions of the 2006 Stock Option Plan (the “Plan”) adopted by the Company, as the same may be amended from time to time, which is incorporated in this Agreement by reference. In the event of a conflict between the terms of the Plan and the terms of this Agreement, the terms of the Plan shall govern. Unless otherwise defined in this Agreement, the terms used in this Agreement shall have the meanings defined in the Plan.
(b)	TAX STATUS OF OPTION FOR U.S. RESIDENTS. Unless and to the extent designated a Nonstatutory Stock Option in the Notice of Stock Option Grant, this Option is intended to be an Incentive Stock Option as defined in Section 422 of the United States Internal Revenue Code of 1986, as amended (the “Code”), to the maximum extent permitted under applicable U.S. tax law. If any portion of this Option is designated as an Incentive Stock Option, it shall qualify as such only to the extent that the aggregate Fair Market Value of the Shares (generally, the Option’s Option Price) subject to this Option (and all other Incentive Stock Options granted to Grantee by the Company or Subsidiary) that first become exercisable in any calendar year does not exceed $(US)100,000. To the extent that the aggregate Fair Market Value of such Shares exceeds $(US)100,000, the Shares in excess of such limit shall be treated as a Nonstatutory Stock Option, in accordance with Article VI of the Plan.
2.	EXERCISE OF OPTION. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in Section 4.3 of the Plan, or as otherwise set forth in the Notice, and with the provisions of Article VII of the Plan as follows, except to the extent that the Committee in its sole and absolute discretion may provide for acceleration of unvested options:
(a)	RIGHT TO EXERCISE.
(i)	This Option may not be exercised for a fraction of a share.

(ii)	In no event may this Option be exercised after the Expiration Date of the Option as set forth in the Notice of Stock Option Grant.

(iii)	To the extent the Option is not vested at the date of termination of Service for any reason, the Option may not be exercised. For the purposes of this clause

(iii), subject to any acceleration provisions agreed to in writing between the Company and the Grantee, the date of termination of Service shall be the date of actual notice of termination of Service as determined by the Company without reference to any period of notice of termination of employment to which the Grantee may be entitled at law or pursuant to any employment agreement.

(iv)	This Option is exercisable for no more than 365 days after the date that the Grantee’s Services terminate, if such termination is due to the Grantee’s death or permanent and total disability.

(v)	This Option is exercisable for no more than ninety (90) days after the date that Grantee’s Services terminate (other than as a result of death or permanent and total disability or a Termination for Cause) (provided, that, for this purpose the date of termination of Service shall be the date of actual notice of termination of Service as determined by the Company without reference to any period of notice of termination of employment to which the Grantee may be entitled at law or pursuant to any employment agreement).

(vi)	This Option terminates immediately upon a Termination For Cause of Service of the Grantee’s.

(vii)	With respect to any Incentive Stock Option that shall remain in effect after a change in status from Employee to Non-employee Director or consultant, such Incentive Stock Option shall cease to be treated as an Incentive Stock Option and shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following such change in status.
(b)	METHOD OF EXERCISE.
(i)	This Option shall be exercisable by delivering to the Company an Exercise Notice in the form prescribed by the Company as attached to the Plan which shall state the election to exercise the Option, the whole number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder’s investment intent with respect to such Shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by Grantee and shall be delivered in person or by certified mail to the Corporate Secretary of the Company. The written notice shall be accompanied by payment of the Option Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the payment of the Option Price as set forth in Section 4 below. GRANTEE UNDERSTANDS AND AGREES THAT THE EXERCISE NOTICE IMPOSES AN OBLIGATION TO EXECUTE AN INSTRUMENT OF ADHERENCE TO THE COMPANY’S STOCKHOLDERS AGREEMENT AS AMENDED FROM TIME TO TIME.

(ii)	As a condition to the exercise of this Option, Grantee agrees to make adequate provision for federal, state, provincial or other tax withholding obligations, if any, which arise upon the exercise of the Option or disposition of Shares issued thereunder, whether by withholding, direct payment to the Company, or otherwise.

(iii)	No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Grantee on the date on which the Option is exercised with respect to such Shares.
3.	GRANTEE’S REPRESENTATIONS. In the event the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act, at the time this Option is exercised, Grantee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company an investment representation statement in the customary form, a copy of which the Company will make available for Grantee’s review upon request.
4.	METHOD OF PAYMENT. Payment of the Option Price shall be by any of the following, or a combination of the following, in the sole discretion of the Committee cash, personal or cashier’s check or wire transfer to the Company but only to the extent and under the terms and conditions set forth in the Exercise Notice.
5.	RESTRICTIONS ON EXERCISE.
(a)	The exercise of this Option and the issuance of the Shares upon such exercise shall be subject to compliance by the Company and Grantee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange (or the NASDAQ National Market, if applicable) on which the Shares may be listed for trading at the time of such exercise and issuance.

(b)	The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance and sale of any Shares pursuant to this Option shall relieve the Company and its directors and officers of any liability with respect to the non-issuance or sale of the Shares as to which such approval shall not have been obtained. The Company, however, shall use its best efforts to obtain all such approvals. The Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company.
6.	NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution to Grantee’s Immediate Family. The designation of a beneficiary does not constitute a transfer. An Option may be exercised during the lifetime of Grantee only by Grantee or a transferee permitted by this section. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Grantee.

7.	TERM OF OPTION. This Option may be exercised only within the term set out in the Notice and/or the Plan, and may be exercised during such term only in accordance with the Plan and the terms of this Option.
8.	NO ADDITIONAL EMPLOYMENT RIGHTS. Grantee understands and agrees that the vesting of Options pursuant to the Vesting Schedule is earned only by continuing as a provider of Services (not through the act of being hired, being granted this Option or acquiring Shares). Grantee further acknowledges and agrees that nothing in this Agreement or the Plan shall confer upon Grantee any right with respect to continuation as an Employee, Non-Employee Director, consultant, or service provider with the Company or any Subsidiary or Affiliated Entity, nor shall it interfere in any way with his or her right to or the Company’s or any Subsidiary’s or Affiliated Entity’s right to terminate his or her Service relationship at any time, with or without cause.
(a)	U.S. TAX CONSEQUENCES. If Grantee is a resident of the U.S. or otherwise subject to taxation in the U.S., Grantee acknowledges that there are certain U.S. federal tax consequences of the exercise of this Option and disposition of the Shares under the law in effect as of the date of grant. GRANTEE SHOULD CONSULT HIS OR HER OWN TAX ADVISOR BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

(b)	NOTICE OF DISQUALIFYING DISPOSITION. If the Option granted to Grantee in this Agreement is an Incentive Stock Option, and if Grantee sells or otherwise disposes of any of the Shares acquired pursuant to the Incentive Stock Option on or before the later of (i) the date two (2) years after the Date of Grant, or (ii) the date one (1) year after transfer of such Shares to Grantee upon exercise of the Incentive Stock Option, Grantee shall notify the Company in writing within thirty (30) days after the date of any such disposition. Grantee agrees that upon a Disqualifying Disposition, Grantee shall remit to the Company as set forth in Article XVII of the Plan the amount of any applicable federal, state, provincial and local withholding and employment taxes.
9.	SIGNATURE. This Stock Option Agreement shall be deemed executed by the Company and Grantee upon execution by such parties of the Notice of Stock Option Grant attached to this Stock Option Agreement.

Schedule B
Eloqua Limited 2006 STOCK OPTION PLAN
NOTICE OF STOCK OPTION GRANT

Grantee’s Name and Address:

     You have been granted an option to purchase shares of Common Stock of Eloqua Limited, subject to the terms and conditions of this Notice of Stock Option Grant (the “Notice”), the Eloqua Limited 2006 Stock Option Plan, as amended from time to time (the “Plan”) and the Option Agreement (the “Option Agreement”) attached hereto (the terms and conditions of which are incorporated by reference herein), as follows. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Notice. In the event of a conflict between the terms of the Plan and the terms of this Notice, the terms of the Plan shall govern.

Grant Number

Date of Grant

Vesting Commencement Date

Option Price per Share	U.S.$

Total Number of Shares Subject to the Option (the “Shares”)

Aggregate Option Price	U.S.$

Type of Option:	Incentive Stock Option

Non-Qualified Stock Option
Expiration Date:

Post-Termination Exercise Period:	Ninety (90) days after the date that Grantee’s Services terminate (if such termination is other than as a result of death or permanent and total disability or a Termination For Cause) (provided, that, the date of termination of Service shall be the date of actual notice of termination of Service as determined by the Company without reference to any period of notice of termination of employment to which the Grantee may be entitled at law or pursuant to any employment agreement); 365 days after the date that the Grantee’s Services terminate, if such termination is due to Grantee’s death or permanent and total disability;

Immediately upon Termination For Cause of Grantee’s Services.

Vesting Schedule:
     Subject to Grantee’s continuous Service and other limitations set forth in this Notice, the Plan and the Option Agreement, the Option may be exercised, in whole or in part, in accordance with the following schedule:
      25% of the Shares subject to the Option shall vest on the first anniversary of the Vesting Commencement Date, and thereafter, in thirty-six (36) successive equal monthly installments upon completion of each of the next thirty-six (36) months.
     During any authorized leave of absence, the vesting of the Option as provided in this schedule shall cease after the leave of absence exceeds a period of ninety (90) days. Vesting of the Option shall resume upon the Grantee’s termination of the leave of absence and return to Service to the Company, a Subsidiary or an Affiliated Entity.
     In the event of the Grantee’s change in status from Employee to Non-employee Director or a consultant or from an Employee whose customary employment is 20 hours or more per week to an Employee whose customary employment is fewer than 20 hours per week, vesting of the Option shall continue only to the extent determined by the Committee as of such change in status. With respect to any Incentive Stock Option that shall remain in effect after a change in status from Employee to Non-employee Director or consultant, such Incentive Stock Option shall cease to be treated as an Incentive Stock Option and shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following such change in status.
     IN WITNESS WHEREOF, the Company and the Grantee have executed this Notice and agree that the Option is to be governed by the terms and conditions of this Notice, the Plan, and the Option Agreement.

Eloqua Limited a Delaware corporation
By:
Title:
THE GRANTEE ACKNOWLEDGES AND AGREES THAT THE SHARES SUBJECT TO THE OPTION SHALL VEST, IF AT ALL, ONLY DURING THE PERIOD OF THE GRANTEE’S CONTINUOUS SERVICE (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THE OPTION OR ACQUIRING SHARES HEREUNDER). THE GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS NOTICE, THE OPTION AGREEMENT, OR THE PLAN SHALL CONFER UPON THE GRANTEE ANY RIGHT WITH RESPECT TO FUTURE AWARDS OR CONTINUATION OF GRANTEE’S CONTINUOUS SERVICE, NOR SHALL IT INTERFERE IN ANY WAY WITH THE GRANTEE’S RIGHT OR THE RIGHT OF THE GRANTEE’S EMPLOYER TO TERMINATE GRANTEE’S CONTINUOUS SERVICE, WITH OR WITHOUT CAUSE.

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     The Grantee acknowledges receipt of a copy of the Plan and the Option Agreement, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Option subject to all of the terms and provisions hereof and thereof. The Grantee has reviewed this Notice, the Plan and the Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice, and fully understands all provisions of this Notice, the Plan and the Option Agreement. The Grantee hereby agrees that all disputes arising out of or relating to this Notice, the Plan and the Option Agreement shall be resolved in accordance with Section 18 of the Option Plan. The Grantee further agrees to notify the Company upon any change in the residence address indicated in this Notice.

Dated:	Signed:

Grantee

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Eloqua Limited
2006 Stock Option Plan
EXERCISE NOTICE
Eloqua Limited
c/o Eloqua Corporation
553 Richmond Street West, Suite 214
Toronto, ON M5V 1Y6
Attention: Corporate Secretary
This Exercise Notice (this “Notice”) is hereby submitted by the undersigned Grantee to Eloqua Limited, a Delaware corporation (the “Company”) in connection with the Grantee’s exercise of Options granted pursuant to the Eloqua Limited 2006 Stock Option Plan, as amended from time to time (the “Plan”), a copy of which is attached hereto and incorporated herein as Annex 1, and the Option Agreement with the Grantee, a copy of which is attached hereto and incorporated herein as Annex 2. In the event of a conflict between the terms of the Plan and the terms of this Notice, the terms of the Plan shall govern. Unless otherwise defined in this Notice, the terms used in this Notice shall have the meanings defined in the Plan.
     (1) Exercise of Option. Effective as of today, _____________, the undersigned Grantee hereby elects to exercise those of Grantee’s
Option(s) (“Options”) to purchase shares of the Common Stock of Eloqua Limited (the “Company”) which are specified in Exhibit A attached hereto. The Grantee hereby represents and warrants to the Company that its purchase of the Shares is voluntary and has not been induced by the expectation of future or continued employment, appointment or engagement by or with the Company or any Subsidiary or Affiliated Entity.
     (2) Delivery of Payment. Grantee herewith delivers to the Company the Option Price of the Shares underlying such Options, as set forth in the Option Agreement pursuant to which such Option or Options were granted.
     (3) Representations of Grantee. Grantee acknowledges that Grantee has received, read and understood the Plan and agrees to abide by and be bound by its terms and conditions.
     (4) Rights as Stockholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Shares shall be issued to the Grantee as soon as practicable after the Option is exercised. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance.

     (5) Stockholders Agreement. The Grantee hereby acknowledges receipt of a copy of the Stockholders Agreement of the Company, as amended from time to time (the “Stockholders Agreement”), by and among the Company and the other parties thereto. The Grantee has delivered to the Company a copy of the Instrument of Adherence to the Stockholders Agreement, in the form attached hereto as Exhibit B, duly executed by the Grantee and evidencing the Grantee’s making of the representations and warranties and being bound by the covenants and obligations of the Stockholders Agreement.
     (6) Tax Consultation. Grantee understands that Grantee may suffer adverse tax consequences as a result of Grantee’s purchase or disposition of the Shares. Grantee represents that Grantee has consulted with any tax consultants Grantee deems advisable in connection with the purchase or disposition of the Shares and that Grantee is not relying on the Company for any tax advice. The Grantee has reviewed with the Grantee’s own tax advisors the federal, state, provincial, local and foreign tax consequences of this investment and the transactions contemplated by this Notice. The Grantee is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Grantee understands that the Grantee (and not the Company) shall be responsible for the Grantee’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Notice. The Grantee understands that in the case of Shares, if any, acquired by exercise of a Nonstatutory or Nonqualified Stock Option, including an Option denominated as an Incentive Stock Option which, for any reason, fails to qualify as an Incentive Stock Option, Section 83 of the US Internal Revenue Code of 1986, as amended (the “Code”), taxes as ordinary income the difference between the purchase price for the Shares and the Fair Market Value of the Shares as of the date any restrictions on the Shares lapse. In this context, “restriction” includes the right of the Company to buy back the Shares pursuant to the Company’s Repurchase Option. Provided that the Grantee is a resident of the US, the Grantee understands that the Grantee may elect to be taxed at the time the Shares are purchased rather than when and as the Company’s repurchase option expires by filing an election under Section 83(b) of the Code with the I.R.S. within thirty (30) days from the date of purchase. The form for making this election is attached as Exhibit C hereto.
     THE GRANTEE ACKNOWLEDGES THAT IT IS THE GRANTEE’S SOLE RESPONSIBILITY AND NOT THE COMPANY’S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF THE GRANTEE REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON THE GRANTEE’S BEHALF.
     (7) Restrictive Legends and Stop-Transfer Orders.
          (a) Grantee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by applicable state, provincial or federal securities laws, with it being understood that the Company shall cause any then inapplicable legends to be removed from certificates representing Shares which are no longer Unreleased Shares and/or which have ceased to become subject to other restrictions, as the case may be:

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THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND MAY NOT BE SOLD, EXCHANGED, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH AND SUBJECT TO ALL THE TERMS AND CONDITIONS OF A STOCKHOLDERS AGREEMENT, AS AMENDED FROM TIME TO TIME, A COPY OF WHICH THE COMPANY WILL FURNISH TO THE HOLDER OF THIS CERTIFICATE UPON REQUEST AND WITHOUT CHARGE.
          (b) Stop-Transfer Notices. Grantee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.
          (c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Notice or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any Grantee or other transferee to whom such Shares shall have been so transferred.
     (8) Interpretation. Any dispute regarding the interpretation of this Notice shall be submitted by Grantee or by the Company forthwith to the Committee which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Committee shall be final and binding on all parties.
     (9) Governing Law; Severability. This Notice is governed by the internal laws of the State of Delaware, without giving effect to any choice or conflict of law provisions or rule that would cause the application of the laws of any jurisdictions other than the State of Delaware.
     (10) Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Notice, the Plan, the Option Agreement, the Stockholders Agreement, the Instrument of Adherence to the Stockholders Agreement attached hereto as Exhibit B which

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Grantee is signing and delivering concurrently herewith and the Investment Representation Statement attached hereto as Exhibit D which Grantee is signing and delivering concurrently herewith constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and Grantee.
GRANTEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF OPTIONS PURSUANT TO THE VESTING SCHEDULE IS EARNED IS EARNED ONLY BY CONTINUING IN SERVICE (NOT THROUGH THE ACT OF BEING HIRED OR PURCHASING SHARES HEREUNDER). GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS NOTICE, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH GRANTEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE GRANTEE’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

Submitted by:	Accepted by:

GRANTEE:	Eloqua Limited:

Signature	By

Print Name	Its

Address:	Address 553 Richmond Street West, Suite 214
Toronto, ON M5V 1Y6

Date Received

Witness #1 to Grantee’s Signature

Witness #2 to Grantee’s Signature

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EXHIBIT A
OPTIONS TO BE EXERCISED
The undersigned Grantee wishes to exercise the following Options:

Date of Grant	# of Shares to be Acquired	ISO or NSO

A-1

EXHIBIT B
ELOQUA LIMITED
Instrument of Adherence
     The undersigned, _____________________, in order to become the owner or holder of ________ shares of the capital stock of ELOQUA LIMITED, a Delaware corporation (the “Company”), hereby agrees to become a party to that certain Stockholders Agreement (the “Agreement”) dated as of ________, 2006, among the Company and the other parties thereto, and to be bound by all provisions thereof. The undersigned agrees to become an Existing Stockholder (as defined in the Agreement) under the terms of the Agreement. This Instrument of Adherence shall take effect and shall become a part of said Agreement immediately upon execution by the undersigned hereto and acceptance thereof by the Company.
     EXECUTED as a contract under seal as of the date set forth below:

Signature:

Name:

By:

Address:

Social Security No.:

Date:

Accepted:

ELOQUA LIMITED

By:

Name:

Title:

Date:

B-1

EXHIBIT C
ELECTION UNDER SECTION 83(b)
OF THE INTERNAL REVENUE CODE OF 1986
     The undersigned taxpayer hereby elects, pursuant to the above-referenced Federal Tax Code, to include in taxpayer’s gross income for the current taxable year, the amount of any compensation taxable to taxpayer in connection with his receipt of the property described below:
1.	The name, address, taxpayer identification number and taxable year of the undersigned are as follows:
NAME OF TAXPAYER:                                                                                                     SPOUSE:
ADDRESS:

IDENTIFICATION NO.: TAXPAYER:                                                                              SPOUSE:
TAXABLE YEAR:

2.	The property with respect to which the election is made is described as follows: __________ shares (the “Shares”) of the Common Stock of Eloqua Limited (the “Company”).

3.	The date on which the property was transferred is: __________________________________________________

4.	The property is subject to the following restrictions: ______________________________________________
The Shares may be repurchased by the Company, or its assignee, on certain events. This right lapses with regard to a portion of the Shares based on the continued performance of services by the taxpayer over time.
5.	The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: __________________________________________________________

6.	The amount (if any) paid for such property is: _________________________________________________
     The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned’s receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.
     The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner of Internal Revenue.

Dated: , 20

Taxpayer

     The undersigned spouse of taxpayer joins in this election.

Dated: , 20

Spouse

THIS PAGE C-3 IS TO BE ATTACHED TO ANY SECTION 83(b) ELECTION FILED IN CONNECTION WITH THE EXERCISE OF AN INCENTIVE STOCK OPTION.
     The property described in the above Section 83(b) election is comprised of shares of common stock acquired pursuant to the exercise of an incentive stock option under Section 422 of the Internal Revenue Code (the “Code”). Accordingly, it is the intent of the taxpayer to utilize this election to achieve the following tax results:
     7. The purpose of this election is to have the alternative minimum taxable income attributable to the purchased shares measured by the amount by which the fair market value of such shares at the time of their transfer to the taxpayer exceeds the purchase price paid for the shares. In the absence of this election, such alternative minimum taxable income would be measured by the spread between the fair market value of the purchased shares and the purchase price which exists on the various lapse dates in effect for the forfeiture restrictions applicable to such shares.

EXHIBIT D
INVESTMENT REPRESENTATION STATEMENT
GRANTEE:     _____________________

COMPANY:   Eloqua Limited

SECURITY:    COMMON STOCK

AMOUNT:     ________ SHARES

DATE:            ______________________
     In connection with the purchase of the above-listed securities (“Securities”), the undersigned Grantee represents to the Company the following:
          (i) Grantee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Grantee is acquiring these Securities for investment for Grantee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).
          (ii) Grantee acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Grantee’s investment intent as expressed herein. In this connection, Grantee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Grantee’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Grantee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Grantee further acknowledges and understands that the Company is under no obligation to register the Securities. Grantee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and any other legend required under applicable state securities laws.
          (iii) Grantee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option

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to the Grantee, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or l5(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.
In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.
          (iv) Grantee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Grantee understands that no assurances can be given that any such other registration exemption will be available in such event.

Signature of Grantee:

Date:

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